UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20509

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act

Date of Report (Date of Earliest event Reported): January 5, 2015

STRATEAN INC.

(Exact name of registrant as specified in its charter)

Nevada	000-53498	87-0449945
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2391 S. 1560 W. Unit B

Woods Cross, Utah 84087

(Address of principal executive offices, including zip code)

(801) 244-4405
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

o      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

o      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

TABLE OF CONTENTS

Item No.	Description of Item	Page No.
Item 5.01	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.	2
Item 9.01	Financial Statements and Exhibits	3

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(c) Appointment of Officers

Larry R. McNeill

On January 5, 2015, Mr. McNeill was appointed to serve a Director of Stratean Inc. ( the “Company”).

Larry R. McNeill, 73, Larry has a master’s degree in Business Administration from Armstrong University, a BA in Business Administration, Economics, and Russian language from Minnesota State University, and has completed the course work towards his PhD in Business Management.

Larry has a diverse business background that includes a range of broad business skills gained from his many roles in Real Estate, Finance, Research, Legal, Management, and Business Strategies. These roles include serving as the Director of Safeway Grocery Stores, Inc's Consumer, Sales, and Store Location research departments where he was responsible for the expansion of Safeway in Europe, Australia and Canada. The Director of Market Research for A&P where he was responsible for the Company's expansion into Saudi Arabia. An Executive Officer of Smiths Food and Drug Centers for 17 years; most recently as the Senior Vice President of Corporate Development overseeing the Research, Real Estate, and Legal Departments. Mr. McNeill retired from Smith’s Food & Drug Stores in 1996 after the Fred Meyer merger was completed.

He has since served as the Chief Financial Officer of Theater Candy Corporation and Videolocity, Inc., and co-founded and served as Vice President of the American Polymer Corporation.

The Board has not yet determined the compensation Mr. McNeill will receive for his appointment as a Director of the Company. The Board plans to set Mr. McNeill's compensation at a later meeting.

(d) Election of new Directors

On January 5, 2015 the board of directors elected Larry R. McNeill as a Director of the Company.

Section 9 - Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description

Exhibit 10.1	Unanimous written consent in lieu of special meeting of the Board of Directors of Stratean Inc. dated January 5, 2015

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 5, 2015	Stratean Inc.
(Registrant)

	By:	/s/ S. Matthew Schultz
S. Matthew Schultz, Director
	By:	/s/ Zachary K Bradford
Zachary K Bradford, Director
	By:	/s/ Bruce Lybbert
Bruce Lybbert, Director

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